Exhibit 99.1

NEWS MEDIA CONTACT:

Sears Holdings Public Relations

(847) 286-8371

FOR IMMEDIATE RELEASE:

October 20, 2014

Sears Holdings Corporation Announces Intent to Conduct Rights Offering of Units

Consisting of Senior Unsecured Notes and Warrants

HOFFMAN ESTATES, Ill. — Sears Holdings Corporation (the “Company”) (NASDAQ: SHLD) today announced that the Company’s board of directors has approved a rights offering allowing its stockholders to purchase up to $625 million in aggregate principal amount of 8% senior unsecured notes due 2019 and warrants to purchase shares of its common stock. This rights offering will generate up to an additional $625 million in proceeds, if it is fully subscribed and closes as planned, with the proceeds to be used for general corporate purposes.

Edward S. Lampert, Chairman and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of ESL Investments, Inc. and certain affiliated investment funds (the “ESL Entities”), have advised the Company that they intend to exercise their pro rata portion of the subscription rights in full, though they have not entered into any agreement to do so. Fairholme Capital Management, L.L.C. also has advised the Company that it expects that certain of its clients will participate in the rights offering at levels to be determined, subject to review of the terms and conditions of the rights offering and regulatory considerations.

The subscription rights will be distributed to all stockholders of record of the Company, and every stockholder will have the right to participate on the same terms in accordance with its pro rata ownership of the Company’s common stock, except that holders of the Company’s restricted stock that is unvested as of the record date are expected to receive cash awards in lieu of subscription rights.

In the rights offering, the Company anticipates that holders of its common stock, other than holders of restricted stock that is unvested, will receive subscription rights on a pro rata basis based on shares of common stock held at the close of business on October 30, 2014, the record date for the rights offering. Each subscription right will entitle the holder thereof to purchase, at a subscription price equal to the principal amount of each note, one unit, consisting of (a) a 8% senior unsecured note due 2019 in a principal to be determined and (b) a number of warrants equal to that principal amount divided by the strike price for the warrants, with each warrant entitling the holder thereof to purchase one share of the Company’s common stock at a strike price of $28.41, the closing market price on October 17, 2014, the last trading day before the board approved the offering. The warrants will be exercisable for a period of five years following the offering. Upon the closing of the rights offering, the components of the units will immediately separate from one another such that the senior unsecured notes and warrants will constitute separate securities and will be transferable separately.

The subscription rights will be transferable, subject to applicable securities laws, and are expected to be listed and traded on the NASDAQ. The senior unsecured notes will be transferable but will not be listed for trading on any exchange. The warrants will be transferable, and the Company intends to apply to list the warrants for trading on the NASDAQ. Holders of subscription rights who fully exercise all of their subscription rights may also make a request to purchase additional units through the exercise of an over-subscription privilege, although we cannot assure investors that any over-subscriptions will be filled.

As soon as practicable after the record date, the Company expects to distribute subscription rights to the holders of its common stock as of the record date. However, the Company reserves the right to cancel or terminate the rights offering or amend the terms thereof, and there can be no assurance that the rights offering will launch or be closed on the schedule or terms described in this release, or that the rights offering will be fully subscribed.

The securities offered in the rights offering will be registered under the Company’s shelf registration statement on Form S-3 filed today with the Securities and Exchange Commission (“SEC”). The subscription rights, units, senior unsecured notes and warrants will be more fully described in a prospectus supplement to be filed with the SEC. Before you invest, you should read the prospectus supplement, the registration statement (including the prospectus contained therein) and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov or by visiting the issuer’s website at www.searsholdings.com. Alternatively, the issuer’s information agent for the rights offering, Georgeson Inc., will arrange to send you the prospectus if you request it by calling toll-free 1-866-695-6078 or emailing SearsNotesandWarrantsOffer@georgeson.com. The securities may not be sold nor may an offer to buy securities be accepted prior to the prospectus supplement being filed. This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of the securities under the securities laws of such state or jurisdiction.

The Company is advised on the transaction by Wachtell, Lipton, Rosen & Katz.

Forward-Looking Statements

Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the rights offering, the terms of the rights offering, the dates on which actions relating to the rights offering are expected to occur, the ability of the Company to timely prepare and file a prospectus supplement for the securities to be sold in the rights offering, the date on which such prospectus supplement becomes effective, the listing of the subscription rights and warrants on the NASDAQ, future trading of the common stock of the Company, the intent of Edward S. Lampert and the ESL Entities or Fairholme Capital Management, L.L.C., and other statements that describe the Company’s plans. Whenever used, words such as “will,” “expect,” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties, including risks and uncertainties relating to the rights offering, such as the timing and certainty of the completion of that transaction, the operational and financial profile of the Company or any of its businesses after giving effect to the rights offering, and other factors set forth in the prospectus supplement to be filed with the SEC by the Company with respect to the rights offering. Detailed descriptions of other risks relating to the Company are set forth in our annual report on Form 10-K for the fiscal year ended February 1, 2014 and our other filings with the SEC. We intend the forward-looking statements to speak only as of the time made and, except as required by law, do not undertake to update or revise them as more information becomes available.

About Sears Holdings Corporation

Sears Holdings Corporation (NASDAQ: SHLD) is a leading integrated retailer focused on seamlessly connecting the digital and physical shopping experiences to serve our members —wherever, whenever and however they want to shop. Sears Holdings Corporation is home to Shop Your Way™, a social shopping platform offering members rewards for shopping at Sears and Kmart, as well as with other retail partners across categories important to them. The Company operates through its subsidiaries, including Sears, Roebuck and Co. and Kmart Corporation, with more than 2,000 full-line and specialty retail stores in the United States and Canada.